GUARANTY OF PAYMENT AND PERFORMANCE


     THIS GUARANTY is made as of August 1, 1999, by Roger A.
Parker ("Guarantor"), with an address of  555 17th Street, Suite
3310, Denver, CO 80202 to Labyrinth Enterprises LLC, its successors and assigns ("Lender"), with an address of 1407
Larimer Street, Suite 300, Denver, CO 80202.

                                 RECITALS:

     A.   Delta Petroleum ("Borrower") has executed a Promissory
Note of even date herewith (the "Note"), to the order of Lender, in the original principal amount of $2,000,000.00 (the "Loan").

     B. As a material inducement to Lender to make the Loan to Borrower, Guarantor has agreed to unconditionally guarantee the full and punctual payment and performance of the "Guaranteed Obligations" (defined below). As used in this Guaranty, the term "Guaranteed Obligations" means all debts, duties, undertakings, obligations, covenants and conditions to be paid or performed by Borrower in connection with the Loan, including without limitation all of Borrower's obligations under the Note, and any and all extensions, renewals or modifications thereof, including the obligations to pay as and when due principal, interest, attorneys' fees and all other debts of Borrower arising under and by reason of the Note.

                                AGREEMENT:

     For good and valuable consideration, the receipt and sufficiency of which are acknowledged, and to induce Lender to make the Loan to Borrower, Guarantor agrees as follows:

     1. Guaranty. Guarantor unconditionally guarantees to and for the benefit of Lender the full, prompt and complete payment and performance by Borrower of the Guaranteed Obligations. If any of Borrower's obligations, covenants, and agreements under the Note are not paid or performed as and when such payment or performance is due or required, on demand from Lender, Guarantor will pay or perform the same.

     2. Independent Obligation. This Guaranty is an independent obligation of Guarantor, separate and distinct from the Guaranteed Obligations. A separate action may be brought or prosecuted against the Guarantor, whether or not any such action is brought or prosecuted against Borrower or whether Borrower is joined in any such action or actions. This Guaranty is an absolute guarantee of payment and performance, and not a guarantee of collection. The obligations of Guarantor under this Guaranty are direct and primary, regardless of the validity or enforceability of the Note or any renewal, extension or modification thereof. Guarantor shall continue to be liable under this Guaranty even if all or part of the Guaranteed Obligations become uncollectible from Borrower by operation of law or otherwise.

     3. Waivers. Guarantor waives (a) notice of Lender's acceptance of this Guaranty, (b) notice of any advances made by Lender pursuant to the Note, or pursuant to any extension, renewal or modification thereof, (c) any defense arising from or out of the exercise by Lender of any right or remedy Guarantors may have with respect to the Guaranteed Obligations, (d) grace, demand, presentment, notice of dishonor and protest with respect to the Guaranteed Obligations, (e) any defense based upon any change in the type of business conducted by Borrower, or any other change in the financial condition of Borrower, (f) the benefit of suretyship defenses generally, and (g) any defense based upon any failure by Lender to obtain a similar guaranty from any other person or entity, or file a creditor's claim in the estate of any person or entity, including Borrower, whether in administration, bankruptcy or any other proceeding.

     4. Rights of Lender. Lender shall not be bound to exhaust its recourse or take any action against Borrower or against any other person or entity, or proceed against any collateral or against any particular collateral, but Lender may make such demands and take such actions as it deems advisable, and Lender, without affecting the liability of Guarantor under this Guaranty, may with or without notice or consideration (a) release any other person or entity liable for the Guaranteed Obligations, (b) extend the maturity, modify the terms, grant any indulgence or forbearance or postpone the time of payment of the Guaranteed Obligations or otherwise amend or modify the terms of any agreement or instrument giving rise to all or any of the Guaranteed Obligations, or (c) release all or any part of the existing or any future security for the Guaranteed Obligations. All rights and remedies of Lender under this Guaranty, at law or in equity are separate and cumulative and may be pursued separately, successively, or concurrently, or not pursued, without affecting or limiting any other right or remedy of Lender and without affecting or impairing the liability of Guarantor under this Guaranty.

     5. Waiver of Subrogation and Reimbursement Rights. To the fullest extent permitted by applicable law, Guarantor releases and waives any claim, right or remedy which Guarantor may have against Borrower arising from this Guaranty and/or from the performance by Guarantor of his obligations under this Guaranty, including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Lender against Borrower, or any security which Lender now has or hereafter acquires, whether such claim, right or remedy arises under contract, by statute, under common law or otherwise.

     6. Subordination of Debt. Any present or future indebtedness of Borrower to Guarantor is hereby subordinated to the Guaranteed Obligations. Any payment of such indebtedness of Borrower to Guarantors shall be collected, enforced and received by Guarantor in trust for the benefit of Lender and promptly paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

     7. Representations of Guarantor.   Guarantor represents and
warrants to Lender that:

     (a) Guarantor is adequately informed of the financial condition of Borrower, has not relied on any financial information about Borrower furnished by Lender, and does not expect Lender to provide any such information in the future;

     (b)  GUARANTOR ACKNOWLEDGES LENDER WOULD NOT MAKE THE LOAN
TO BORROWER WITHOUT THIS GUARANTY, AND GUARANTOR HAS REVIEWED THE
NOTE AND IS OTHERWISE FULLY FAMILIAR WITH THE GUARANTEED
OBLIGATIONS.

     8. Application of Payments. Lender may apply any payments received by it from any source against any portion of the Guaranteed Obligations in such order and priority as Lender may deem appropriate.

     9. Continuing Guaranty. This Guaranty covers any and all of the Guaranteed Obligations, whether presently outstanding or arising subsequent to the date of this Guaranty. This Guaranty shall continue until each and every Guaranteed Obligation is paid and performed in full. If at any time payment or performance of all or any part of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Lender as a result of the insolvency or bankruptcy of Borrower or otherwise, this Guaranty shall be reinstated. Guarantors hereby assign to Lender all rights against Borrower which Guarantor may have (whether or not related to the Guaranteed Obligations) in any proceedings under the United States Bankruptcy Code or in any receivership or other insolvency proceeding. This Guaranty is binding upon and enforceable against Guarantor and his heirs and assigns. This Guaranty is intended for and shall be binding upon and inure to the benefit of Lender and each and every person or entity who, by assignment, endorsement, participation agreement or otherwise, succeeds to all or any part of Lender's rights under the Guaranteed Obligations, irrespective whether such transfer is voluntary or involuntary or occurs for operation of law.

     10. Governing Law, Jurisdiction, Venue. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado. Guarantor hereby submits irrevocably to the non-exclusive jurisdiction and venue of any state or federal court in the State of Colorado selected by Lender in any action relating to or arising out of the enforcement or interpretation of this Guaranty and Guarantor hereby irrevocably agrees that all claims in respect to any such action or proceeding may be heard and determined in such Colorado State Court or such United States District Court sitting in the State of Colorado and to all the courts to which an appeal may be taken from such courts. Guarantor expressly waives, to the fullest extent such Guarantor may effectively do so under applicable law, any objection Guarantor may at any time have: (a) as to venue in such courts,
(b) that any action or proceeding therein has been brought in an inconvenient forum, (c) that any such court lacks jurisdiction over such Guarantor, or (d) as to service of process upon such Guarantor in accordance with applicable law.

     11. Costs and Expenses. Whether or not suit is brought, Guarantor shall pay on demand all costs and expenses, including attorneys' fees and allocated costs of in-house counsel, incurred by or on behalf of Lender in connection with the enforcement against or collection from Borrower of all or any of the Guaranteed Obligations, or any security therefor, or in connection with the enforcement, interpretation or defense of this Guaranty. Without limiting the generality of the foregoing, if Borrower or any Guarantor becomes the subject of any bankruptcy or other insolvency proceeding, Guarantor shall pay all costs and expenses incurred by Lender in connection with such bankruptcy or insolvency proceeding.

     EXECUTED as of the day and year written above.



                                   s/Roger A. Parker
                                   Roger A. Parker